                          SCHEDULE  14-A  INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           West Essex Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(1)(4) and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

                           WEST ESSEX BANCORP, INC.
                             417 Bloomfield Avenue
                          Caldwell, New Jersey  07006
                                 (973) 226-7911


                                                                  March 17, 1999


Fellow Shareholders:

     You are cordially invited to attend the 1998 annual meeting of shareholders (the "Annual Meeting") of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank"), Caldwell, New Jersey, which will be held on April 21, 1999 at 10:00 a.m., Eastern Time, at The Radisson Hotel, Route 46, Fairfield, New Jersey 07004.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and officers of the Company as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, that you vote "FOR" approval of the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan") as specified under Proposal 2 and that you vote "FOR" Proposal 3, the ratification of independent auditors.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                              Sincerely yours,

                              /s/ Leopold W. Montanaro

                              Leopold W. Montanaro
                              President and Chief Executive Officer

                           WEST ESSEX BANCORP, INC.
                             417 Bloomfield Avenue
                          Caldwell, New Jersey 07006
                      __________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on April 21, 1999
                      __________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of West Essex Bancorp, Inc. (the "Company"), the holding company for West Essex Bank (the "Bank"), will be held on April 21, 1999 at 10:00 a.m., Eastern Time, at The Radisson Hotel, Route 46, Fairfield, New Jersey 07004.


     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.   The election of two directors to a three-year term of office;
     2. The approval of the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan;
     3. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1999; and
     4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established March 9, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                              By Order of the Board of Directors

                              /s/ Craig L. Montanaro

                              Craig L. Montanaro
                              Senior Vice President, Secretary and
                                Treasurer


Caldwell, New Jersey
March 17, 1999

                           WEST ESSEX BANCORP, INC.
                           _______________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                April 21, 1999
                            _______________________

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to shareholders of West Essex Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on April 21, 1999, at 10:00 a.m., Eastern Time, at The Radisson Hotel, Route 46, Fairfield, New Jersey 07004 and at any adjournments thereof. The 1999 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 1998 accompanies this Proxy Statement which is first being mailed to record holders on or about March 17, 1999.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted by the Board of Directors in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the approval of the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan and "FOR" the ratification of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1999.

     Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, West Essex Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Required Votes

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on March 9, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 4,197,233 shares, including 2,350,121 shares of Common Stock issued to and held by West Essex Bancorp, M.H.C., the mutual holding company parent of the Company and the Bank (the "Mutual Holding Company").

     As provided in the Company's Charter, for voting purposes, holders (other than the Mutual Holding Company) of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Charter authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Charter) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors (Proposal 1), the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either: (i) broker non-votes; or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. As to the ratification of Radics & Co., LLC as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Annual Meeting, other than Proposal 2, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Bylaws, an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposals 1 and 3 is required to constitute shareholder approval of each such Proposal. Shares underlying broker non-votes or in excess of the limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote.

     As to the proposed approval of the Incentive Plan (Proposal 2) submitted for shareholder action, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Office of Thrift Supervision ("OTS") regulations, Proposal 2 is required to be approved by the holders (other than the Company's parent mutual holding company) of a majority of the total votes eligible to be cast at the Annual Meeting. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as entitled to vote on Proposal 2 and have no effect on the vote on Proposal 2. For further information on the vote required to implement Proposal 2 during the first year following the Bank's mutual holding company reorganization, which was completed on October 2, 1998 (the "Reorganization"), see the discussion under Proposal 2 herein. Under OTS regulations applicable to Proposal 2, shares held by the Mutual Holding Company will not be counted as entitled to vote and will have no effect on Proposal 2.

     Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to act as the inspector of election and tabulate the votes at the Annual Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                Amount and
                                                 Nature of
                       Name and Address         Beneficial     Percent
Title of Class        of Beneficial Owner        Ownership    of Class
----------------------------------------------------------------------
Common Stock      West Essex Bancorp, M.H.C.    2,350,121(1)     56%
                  417 Bloomfield Avenue
                  Caldwell, New Jersey  07006

____________________________
(1) Shares of Common Stock were acquired by the Mutual Holding Company in the Bank's Reorganization. The members of the Board of Directors of the Company also constitute the Board of Directors of the Mutual Holding Company.

Interest of Certain Persons in Matters to be Acted Upon

     The Company is presenting the Incentive Plan to shareholders for approval under which all directors, officers and employees of the Bank and the Company are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors also presently serves as a director of the Bank and the Mutual Holding Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at the Annual Meeting are David F. Brandley and Everett N. Leonard. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of nominees and continuing directors and the Named Executive Officers (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group as of the Record Date.

                                                                            Amount and
                                                                            Nature of
                                                               Expiration   Beneficial      Ownership
Name and Principal Occupation at                    Director   of Term as   Ownership       as a Percent
 Present and for Past Five Years               Age  Since(1)   Director       (2)(3)        of Class(4)
--------------------------------------------------------------------------------------------------------
NOMINEES
David F. Brandley                               72    1959        2002      10,380          *
  Partner in the law firm of Brandley &
  Kleppe
Everett N. Leonard                              85    1969        2002       7,500          *
  Retired Verona Boro Administrator

CONTINUING DIRECTORS
William J. Foody                                71    1983        2000      10,000          *
  Chairman of the Board and managing
  partner in the real estate firm of Crowe
  Family Holdings

Leopold W. Montanaro                            59    1972        2000      71,070            1.69%
  President and Chief Executive Officer

James P. Vreeland                               89    1977        2001       7,000          *
  Retired New Jersey State Senator

John J. Burke                                   52    1992        2001      70,000            1.67%
  President, JJ Burke & Associates

NAMED EXECUTIVE OFFICERS
(who are not also directors)

Dennis A. Petrello                              48      --          --      16,142          *
  Executive Vice President and Chief
  Financial Officer

Charles E. Filippo                              58      --          --      25,227          *
  Executive Vice President and Chief
  Lending Officer of the Bank

All directors and executive officers as a
group (9 persons)...........................    --      --          --     221,232            5.27%

__________________________
*   Does not exceed 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.
(3) Does not include options and awards intended to be granted under the Incentive Plan which is subject to shareholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 2.
(4) As of the Record Date, there were 4,197,233 shares of Common Stock outstanding.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors of the Company conducts business through meetings of the Board of Directors and through the activities of its committees. The Board of Directors of the Company generally meets on a monthly basis and may have additional meetings as needed. During the year ended December 31, 1998, the Board of Directors of the Company, which was formed on October 2, 1998, held six meetings, primarily related to organizational and other matters in connection with the formation of the Company and the acquisition of the Bank through the Reorganization. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the year ended December 31, 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company consists of Messrs. Foody, Brandley, Leonard, Vreeland and Burke, who are all outside Directors.
The Audit Committee of the Bank consists of Messrs. Foody, Brandley, Vreeland and Burke. These committees are responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit Committee of the Company did not meet during 1998 and the Audit Committee of the Bank met two times during 1998, respectively.

     Nominating Committee. The Company's Nominating Committee for the 1999 Annual Meeting consists of Messrs. Foody, Leopold Montanaro and Burke. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Charter and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on February 17, 1999.

     Compensation Committee. The Compensation Committee of the Company consists of all of the Directors of the Company. This Committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. The Compensation Committee of the Company met two times in fiscal 1998.

Directors' Compensation

     Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. Non-employee directors of the Bank, other than the Chairman of the Board, currently receive a quarterly retainer fee of $3,000 and $500 for each regular board meeting. The Chairman receives an quarterly retainer fee of $3,750 and $625 for each regular board meeting. Directors do not receive any fees for special board meetings or committee meetings. Mr. Burke received loan review fees of $2,625 in 1998 and Mr. Leonard received inspection fees of $1,875 in 1998. In addition, all directors, including retired directors, receive medical and dental benefits. At this time, only one retired directors is receiving such benefits in addition to the active directors.

     Incentive Plan. The Company is presenting the Incentive Plan to shareholders for approval, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 2 for a discussion of the material terms of the Incentive Plan.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company for the fiscal year ended December 31, 1998. Because the Company had no significant assets, liabilities or operations until October 2, 1998, the following discussion addresses compensation information relating to the Chief Executive Officer and executive officers of the Bank for fiscal 1998 and sets forth the joint report of the Compensation Committees of the Company and the Bank (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     General Policy. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate. During fiscal 1998, the Bank and the Company undertook a process to revise executive compensation to assure competitiveness in the marketplace, especially in light of the Bank's conversion to a stock institution and the formation of the Company as a public company in connection with the Bank's conversion and reorganization into a mutual holding company structure.

     The Compensation Committee's goal is to utilize whatever means it considers necessary to obtain adequate and up-to-date information upon which to base its recommendations to the Board of Directors. The process which the Compensation Committee utilized for fiscal 1998 included reviewing the results of various compensation surveys prepared by independent consultants, as well as assessing the performance of the Chief Executive Officer and other executive officers of the Bank.

     In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

     In making its compensation determinations, the Compensation Committee also considers the performance of executive officers. The Chief Executive Officer evaluates the performance of all other executive officers and reports to the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer. The Compensation Committee then reports to the Board of Directors regarding the performance of the Chief Executive Officer and other executive officers. The Compensation Committee also recommends to the Board of Directors the compensation of each of the executive officers, including the Chief Executive Officer. Upon review of the Compensation Committee's recommendations, the Board of Directors sets all executive compensation. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

     Compensation Committee Considerations for Fiscal 1998. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, and the pension plan sponsored by the Bank. Executive officers may also participate in the non-qualified deferred compensation plan sponsored by the Bank upon designation by the Board of Directors. The benefits provided under the employee stock ownership plan, pension plan, and non-qualified deferred compensation plan are determined based on the executive's compensation and/or years of service with the Bank.

     This year, as in the past, the Bank consulted various compensation surveys, particularly that of America's Community Bankers and the New Jersey Savings League. After considering information in such reports, together with the performance of the Bank and the executive officers, the Compensation Committee recommended to the Board of Directors that salary levels for named executive officers, remain unchanged and bonus payments be slightly reduced. The Board of Directors approved the recommendation of the Compensation Committee.

     Compensation of the Chief Executive Officer. After taking into consideration the factors discussed above, including compensation surveys and the overall qualitative performance of the Chief Executive Officer in managing the Company and the Bank, the Compensation Committee also recommended to the Board of Directors a level of salary and bonus for the Chief Executive Officer remain unchanged. The compensation of the Chief Executive Officer was not determined for fiscal 1998 using any specific formula nor did his compensation relate specifically to corporate performance. The Compensation Committee includes each member of the Board of Directors. Mr. Montanaro did not participate in discussions or vote with regard to changes to his own compensation for fiscal 1998.

             The Compensation Committee of the Board of Directors
                                of the Company

          William J. Foody               Everett N. Leonard

          Leopold W. Montanaro           James P. Vreeland

          David F. Brandley              John J. Burke

     Stock Performance Graph. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies on the Nasdaq National Market and the Nasdaq Market Bank Stock Index for the period beginning on October 5, 1998, the day the Company's Common Stock began trading, through December 31, 1998. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

            Comparison of Total Returns of West Essex Bancorp, Inc.
    Common Stock, All Nasdaq U.S. Stocks, MHC Thrifts and SNL Thrift Index



                           [LINE GRAPH APPEARS HERE]




                                    Summary

                            10/5/98  10/31/98  11/30/98  12/31/98
                            -------  --------  --------  --------
West Essex Bancorp, Inc.        100        98        99        94
Nasdaq National Market          100       115       126       120
MHC Thrifts                     100       112       115       108
SNL Index                       100       115       120       120

Notes:
 A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
 B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
 C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
 D.  The index level for all series was set to $100.00 on 10/5/98.

     Summary Compensation Table.   The following table shows, for the years
ended December 31, 1998 and 1997, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank and all other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1998 ("Named Executive Officers").



                                                                                 Long-Term Compensation
                                                                         ---------------------------------------
                                            Annual Compensation(1)                   Awards             Payouts
                                        -------------------------------- -----------------------------  --------
                                                               Other      Restricted      Securities
                                                              Annual        Stock         Underlying      LTIP      All Other
Name and Principal             Fiscal                       Compensation    Awards        Options/SARs   Payouts   Compensation
Positions                      Year(2)  Salary($)  Bonus($)    ($)(3)       ($)(4)           (#)(5)       ($)(6)      ($)(7)
------------------------------------------------------------------------------------------------------------------------------------
Leopold W. Montanaro           1998     $275,000   $75,000                                                            $68,993
 President and Chief           1997      275,000    75,000     --              --           --           --            61,988
  Executive Officer

Dennis A. Petrello             1998      140,000    30,000
 Executive Vice President      1997      140,000    35,000     --              --           --           --                --
  and Chief Financial
  Officer

Charles E. Filippo             1998      140,000    25,000                                                             25,697
 Executive Vice President      1997      140,000    35,000     --              --           --           --            23,221
  and Chief Lending Officer

(1) Under Annual Compensation, the column titled "Salary" includes base salary and amounts deferred by the Named Executive Officer under the Bank's 401(k) plan. See "401(k) Plan."
(2) Neither the Company nor its predecessor, the Bank, was a reporting company with respect to the 1996 fiscal year.
(3) For 1998, there were no: (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) Does not include restricted stock awards pursuant to a stock-based incentive plan, which may be granted in conjunction with Proposal 2, subject to OTS and stockholder approval, as such awards were not earned, vested or granted in 1998 or 1997.
(5) Does not include options, which may be granted in conjunction with Proposal 2, subject to OTS and stockholder approval, as such options were not earned, vested or granted in 1998 or 1997.
(6) For 1998 there were no payouts or awards under any long-term incentive plan.
(7) Includes employer contributions pursuant to the Bank's supplemental income agreements. These payments are made to pay premiums on split-dollar life insurance policies the Bank has purchased on the lives of Messrs. Montanaro and Filippo in connection with the supplemental income agreements. Upon the death of Messrs. Montanaro and Filippo, the Bank expects to retain proceeds from the insurance policies sufficient to cover all prior contributions made to the supplemental income agreements.

Compensation Arrangements

     Employment Agreements. The Company and the Bank have entered into employment agreements (collectively, the "Employment Agreements") with Mr. Leopold W. Montanaro (individually, the "Executive"). The Employment Agreements are intended to ensure that the Company and the Bank will be able to maintain a stable and competent management base after the Reorganization. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of Mr. Montanaro.

     The Employment Agreements provide for a three-year term for Mr. Montanaro. The Employment Agreements also provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the Employment Agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. In addition to the base salary, the Employment Agreements provide for, among other things, a country club membership, an automobile, participation in stock benefit plans and other fringe benefits applicable to similarly situated executive personnel. The Employment Agreements provide for termination by the Bank for "cause," as described in the Employment Agreements, at any time. The Employment Agreements also provide Executive with a benefit in the event of termination for Disability (as defined in the agreements). In the event the Company or the Bank chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Company or the Bank upon: (i) failure to re-elect or appoint the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 50 miles; (iv) liquidation or dissolution of the Bank; or (v) a breach of the Employment Agreements by the Company or the Bank, the Executive or, in the event of his death, the Executive's beneficiary would be entitled to receive an amount equal to (i) the remaining base salary and bonus payments that would have been provided to the Executive for the remaining term of the agreements had the event of termination not occurred and (ii) all benefits due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank during the remaining term of the Employment Agreements. The Bank would also continue and pay for the Executive's life, medical, dental and long-term disability coverage for the remaining term of the Employment Agreements. Upon any termination of the Executive, the Executive is subject to a covenant not to compete with the Bank for one year.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank, the Executive or, in the event of his death, the Executive's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the five preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the Executive's life, medical, dental and long-term disability coverage for thirty-six months.

     All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Company or the Bank if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Company or Bank shall indemnify the Executive to the fullest extent allowable under federal law. In the event of a change in control of the Company or the Bank, the total amount of payments due under the Employment Agreements, based solely on the 1998 annual salary and bonus paid to Mr. Montanaro as set forth in the Cash Compensation Table included herein, and excluding any other amounts that would be included in "annual compensation" as defined in the agreements, would be approximately $1.1 million, in addition to other cash and non-cash compensation available under the agreements.

     Change in Control Agreements. The Company and the Bank have entered into three-year Change in Control Agreements (the "CIC Agreements") with Messrs. Petrello, Filippo and Craig L. Montanaro. Commencing on the first anniversary date of a CIC Agreement and continuing on each anniversary thereafter, the Board of Directors may renew the agreement for an additional year. Each CIC Agreement provides that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company, as the case may be, the officer covered by the agreement will receive a severance payment equal to three times the officer's average annual compensation for the five preceding taxable years. The Bank or the Company will also continue to pay for the officer's life, health and disability coverage for 36 months following termination. In the event of a change in control of the Bank or the Company, the Bank estimates the total payments due under the CIC Agreements, based solely on the 1998 annual salary and bonus paid to Messrs. Petrello, Filippo and Craig L. Montanaro as set forth in the Cash Compensation Table included herein with respect to Messrs. Petrello and Filippo, and excluding the amount of benefits under any other amounts that would be included in "compensation" as defined in the Agreement, would equal approximately $1.0 million, in addition to other cash and non-cash compensation. In addition, the Bank has entered into two-year change-in-control agreements with four other employees of the Bank.

     Pension Plan. The Bank maintains a tax-qualified defined benefit pension plan for its employees (the "Pension Plan"). Eligible employees begin participating in the Pension Plan following the completion of a six month "Period of Service" (as defined in the Pension Plan) and attainment of the age
21. A participant in the Pension Plan generally becomes vested in his accrued benefit under the plan upon completing five years of "Credited Service" (as defined in the Pension Plan). The Pension Plan is funded solely through contributions made by the Bank.

     The table below reflects the annual pension benefit payable to a participant in the Pension Plan, assuming various levels of "Average Annual Earnings" (as defined in the Pension Plan) and years of Credited Service. As of January 1, 1999, Messrs. Montanaro, Petrello and Filippo had 26, 25 and 13 years, respectively, of Credited Service.

                                  Years of Credited Service
                  --------------------------------------------------------
Average Annual
 Earnings(1)           15       20       25       30        35        40
--------------    --------------------------------------------------------
      $ 50,000      $11,250  $15,000  $18,750  $22,500   $26,250   $31,250
        75,000       18,750   25,000   31,250   37,500    43,750    51,250
       100,000       26,250   35,000   43,750   52,500    61,250    71,250
       125,000       33,750   45,000   56,250   67,500    78,750    91,250
       160,000       44,250   59,000   73,750   88,500   103,250   119,250

---------------------------
(1) Code Section 401(a)(17) limits the amount of compensation the Bank may consider in computing benefits under the Pension Plan to $150,000, effective with respect to the Pension Plan for plan years beginning on or after May 23, 1994, as periodically adjusted by statute ($160,000 for 1998).


     Management Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a "Management Supplemental Executive Retirement Plan" (the "MSERP"). The MSERP makes up lost ESOP benefits to designated participants who retire or terminate employment in connection with a change in control prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual (designated by the Board of Directors of the Bank or the Company or upon a change in control of the Bank or the Company prior to complete repayment of the

ESOP Loan), the MSERP will provide the individual with a benefit determined by first (i) projecting the number of shares that would have been allocated to the individual under the ESOP if the individual had remained employed throughout the term of the ESOP loan (measured from the individual's first date of ESOP participation) and (ii) reducing that number by the number of shares actually allocated to the individual's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. The individual's benefits become payable upon the participant's retirement or upon the change in control of the Bank or the Company.

     Supplemental Income Agreements. The Bank currently sponsors a non-qualified supplemental executive retirement plans for Messrs. Montanaro and Filippo. The plans generally provides benefits to the two executives otherwise lost under the Pension Plan as a result of limitations imposed by the Code on the amount of compensation the Bank can consider under the Pension Plan in determining benefits. The non-qualified arrangements for Messrs. Montanaro and Filippo are "funded" through the use of secular trusts and life insurance policies, under which the Bank will recover the entire cost of its contribution to the plans upon the deaths of Messrs. Montanaro and Filippo.

     Supplemental Executive Retirement Plan. The Code limits the amount of compensation the Bank may consider in providing benefits under its tax-qualified retirement plans, such as the 401(k) Plan, the Pension Plan and the ESOP. The Code further limits the amount of contributions on benefit accruals under such plans on behalf of any employee in any year. To provide benefits to make up for the reduction in benefits flowing from these limits in connection with the ESOP, the Bank maintains a non-qualified deferred compensation arrangement known as a "Supplemental Executive Retirement Plan" ("SERP"). The SERP generally provides benefits to eligible individuals (designated by the Board of Directors of the Bank or the Company) that cannot be provided under the ESOP as a result of the limitations imposed by the Code, but that would have been provided under the ESOP but for such limitations.

Transactions With Certain Related Persons

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, loans with interest rates which are 2% over the Bank's cost of deposits, as reported to the Board of Directors from the previous month, rounded either up or down to the nearest 1/8th percent, the Employee Mortgage Rate ("EMR"). The EMR is limited to owner-occupied residential mortgage loans, owner-occupied home improvement loans, owner-occupied home equity loans and owner-occupied construction loans. Loan application fees, including points, are waived for all EMR loans. The EMR remains in effect as long as the officer or employee remains at the Bank. In the event the officer or employee leaves the Bank for any reason other than a change in control, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Loans made by the Bank to its directors and executive officers are made in the ordinary course of business, on substantially the same terms (except for EMR loans), including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1998, three of the Bank's executive officers or directors had loans with outstanding balances totalling approximately $878,000 in the aggregate. All such loans were made by the Bank in the ordinary course of business, with no favorable terms (except for EMR loans) and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

     Set forth below is certain information as of December 31, 1998, with respect to loans made by the Bank on preferential terms to executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since January 1, 1998.


                                                    Largest Amount     Balance as    Interest
                                         Maturity    Outstanding          of        Rate as of
                                  Date     Date         Since          December 31,  December     Type
Name and Position               of Loan   of Loan   January 1, 1998      1998        31, 1998    of Loan
---------------------------------------------------------------------------------------------------------
William J. Foody                12/26/97  01/01/28     $500,000       $494,516        6.125     Mortgage
Chairman of the Board

Dennis A. Petrello              06/08/98  07/01/18      135,000        133,546        6.125     Mortgage
Executive Vice President
 and Chief Financial Officer

Charles E. Filippo              04/08/96  05/01/26      270,000        250,074        6.875     Mortgage
Executive Vice President
 and Chief Lending Officer


Other Transactions with Affiliates

     The Bank utilizes the services of the law firm of Brandley & Kleppe, of which Mr. Brandley, a director of the Bank, is a member, for a variety of legal work relating to the ordinary course of the Bank's business. For the year ended December 31, 1998, the Bank paid to Brandley & Kleppe $28,621.62.

             PROPOSAL 2. APPROVAL OF THE WEST ESSEX BANCORP, INC.
                        1999 STOCK-BASED INCENTIVE PLAN

     The Board of Directors of the Company is presenting for shareholder approval the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other shareholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached hereto as Appendix A.

General

     The Incentive Plan authorizes the granting of options to purchase Common Stock of the Company ("Options") and awards of shares of Common Stock ("Stock Awards") (collectively referred to as "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 258,595 shares, consisting of 184,711 shares reserved for Options and 73,884 shares reserved for Stock Awards. All employees and Outside Directors of the Company and its affiliates, including the Bank, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Company who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. The Company currently anticipates that it will establish a trust (the "Incentive Plan Trust"), under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for Stock Awards. As of the date of this Proxy Statement, no Awards have been granted to under the Incentive Plan.

Types of Awards

     General. The Incentive Plan authorizes the grant of Awards in the form of:
(i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; and (iii) grants of restricted shares of stock ("Stock Awards"). Each type of Award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

     Options. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amount of Options granted to any individual and the date or dates on which each Option shall become exercisable and any other conditions applicable to an Option. The exercise price of all Options shall be determined by the Committee but shall be at least 100% of the fair market value of the underlying Common Stock at the time of grant. The exercise price of any Option may be paid in cash, Common Stock, or any other form permitted by the Committee at its discretion. See "Alternate Option

Payments." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to Incentive Stock Options).

     All Options granted under the Incentive Plan to officers and employees may, at the discretion of the Committee, qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code. Under certain circumstances, Incentive Stock Options, may be converted into Non-Statutory Stock Options. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the Common Stock on the date of grant, the term of the Option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant. Each Outside Director of the Company or its affiliates, as well as employees, will be eligible to receive Non-Statutory Stock Options.

     Unless otherwise determined by the Committee, upon termination of an optionee's services for any reason other than death, disability or termination for cause, all then exercisable Options shall remain exercisable for a period of time (three months in the case of termination from service in general, one year in the cases of death, disability, retirement or termination following a Change in Control) following termination and all unexercisable Options shall be canceled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable Options held by the optionee shall be canceled. In the event of the retirement of an optionee, the Committee shall, subject to applicable regulation, have the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms. In the event of termination subsequent to a change in control, an optionee's unexercisable options shall continue to become exercisable in accordance with their original terms regardless of the optionee's service with the Company, or any successor entity shall provide the optionee with options or consideration at least equivalent in value and subject to similar conditions as such unexercisable options.

     Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries. However, the Financial Accounting Standards Board recently indicated that it would propose rules during 1999 that would generally require recognition of compensation expense with respect to awards made to non-employees, including non-employee directors of the Company, and that the proposed changes would apply to awards made after December 15, 1998.

     Stock Awards. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amounts of Stock Awards granted to any individual and the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting.

      Stock Award recipients any also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Awards.

     Unless otherwise determined by the Committee, upon termination of the services of a holder of a Stock Award for any reason other than death, disability, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be canceled. In the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be canceled. In the event of retirement of the holder of a Stock Award, the Committee shall, to applicable regulation, have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms. In the event of termination subsequent to a change in control, a recipient's unvested Stock Awards shall continue to vest in accordance with their original terms regardless of recipient's service to the Company, or any successor entity shall provide the recipient with stock or consideration at least equivalent in value and subject to similar conditions as such unvested Stock Awards.

Tax Treatment

     Options. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-Statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the Option in an amount equal to the aggregate amount by which the fair market value of the Common Stock exceeds the exercise price of the Option. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will essentially be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m) (discussed below).

     Stock Awards. When shares of Common Stock, as Stock Awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Performance Awards

     General. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the

Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

     Qualifying Performance Criteria and Section 162(m) Limits. Subject to shareholder approval of the Plan, the Performance Criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following Performance Criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

     Maximum Awards. The aggregate amount of Options granted under the Plan during any 60-month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60-month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

Alternate Option Payments

     Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

Amendments

     Subject to certain restrictions contained in the Incentive Plan, the Board of Directors or Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission and such amendment must comply with applicable law and regulation. The Incentive Plan may be subject to certain federal regulations. Such federal regulations provide that any stock-based benefit plan, such as the Incentive Plan, that is adopted by a converted savings institution within the first year after conversion may not provide for the granting of Awards which vest or become exercisable in installments at a rate greater than 20% per year and may not permit the acceleration of vesting or exercisability, except in the case of death or disability. In the event such federal regulations are deemed to be applicable to the Incentive Plan, the Board of Directors intends to take any necessary action, including the amendment of the the Incentive Plan, to provide for the acceleration of vesting or exercisability of Awards upon the occurrence of a change in control of the Company or the Bank and other circumstances. It is intended that any such amendment would be submitted to shareholders for approval to the extent required by applicable regulations.

Adjustments

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain OTS approval prior to any such adjustment. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

     Unless determined otherwise by the Committee, Awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a Non-Statutory Stock Option as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

     The Incentive Plan is subject to the regulations of the Office of Thrift Supervision ("OTS"). The OTS has not endorsed or approved the Incentive Plan.

     The Incentive Plan provides that it shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders; or (ii) October 2, 1999. Accordingly, if the Incentive Plan is not approved by a majority of the votes eligible to be cast by shareholders at the Annual Meeting, the Incentive Plan and any grants thereunder shall become effective on October 2, 1999 without further shareholder approval unless it is terminated by the Board of Directors. In the absence of the approval of the Incentive Plan by a majority of shares cast at the Annual Meeting, the Options granted under the Incentive Plan would not qualify as Incentive Stock Options under the Code and the Common Stock of the Company may no longer be eligible for listing on the Nasdaq National Market. Additionally, certain federal regulations may apply to the Incentive Plan with regard to the vesting or exercisability of Awards. See, "Amendments" above.

New Plan Benefits

     As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards under the Incentive Plan.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE WEST ESSEX BANCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN.


                   PROPOSAL 3.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1998, were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 1999, subject to ratification of such appointment by the shareholders.

     Representatives of Radics & Co., LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 18, 1999. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting.

The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO CRAIG L. MONTANARO, WEST ESSEX BANCORP, INC., 417 BLOOMFIELD AVENUE, CALDWELL, NEW JERSEY 07006.

                                    By Order of the Board of Directors

                                    /s/ Craig L. Montanaro

                                    Craig L. Montanaro
                                    Senior Vice President, Corporate Secretary and Treasurer


Caldwell, New Jersey
March 17, 1999

           YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
             PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
             MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
              RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                           WEST ESSEX BANCORP, INC.
                        1999 STOCK-BASED INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d)  "Bank" means West Essex Bank.

     (e) "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Institution with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding. A Change in Control shall not be deemed to occur if West Essex Bancorp, M.H.C. converts from mutual to stock form of organization.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the earlier of the date the Plan is approved by shareholders or October 8, 1999.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                         -----------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means West Essex Bancorp, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v) "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (x) "Plan" means this West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

     (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 258,595, which number shall not exceed 14% of the publicly traded shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 184,711, which number shall not exceed 10% of the publicly traded shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 73,884, which number shall not exceed 4% of the publicly traded shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-statutory Stock Options.  The Committee shall determine
         ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in
         -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the West Essex Bancorp Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General).   Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e)  Termination of Employment or Service (Retirement).  In the event of a
          -------------------------------------------------
Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (f) Termination of Employment or Service (Disability or death).  Unless
         ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g) Termination of Employment or Service (Change in Control).  Unless
         --------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

     (h) Termination of Employment or Service (Termination for Cause). Unless
         ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Payment.   Payment due to a Participant upon the exercise of a Non-
         -------
Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price.  The Committee shall determine the Exercise Price of
         --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options.  To the extent the aggregate Fair
         ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options.  The Committee shall determine the
         --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of

Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability.  No Incentive Stock Option shall be transferable
         -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General).  Unless otherwise determined by
         -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f) Termination of Employment (Retirement).   In the event of a
         --------------------------------------
Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (g) Termination of Employment (Disability or Death).   Unless otherwise
         -----------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h) Termination of Employment (Change in Control).   Unless otherwise
         ---------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (i) Termination of Employment (Termination for Cause).   Unless otherwise
         -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (j) Payment.   Payment due to a Participant upon the exercise of an
         -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l) Disqualifying Dispositions.  Each Award Agreement with respect to an
         --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.     STOCK AWARDS.
       ------------

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Grants of the Stock Awards.   Stock Awards may only be made in whole
         ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards.  The Committee shall determine the dates on
         -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service (General).   Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) Termination of Employment or Service (Retirement).  In the event of a
         -------------------------------------------------
Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (e) Termination of Employment or Service (Disability or death).  Unless
         ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Termination of Employment or Service (Change in Control).  Unless
         --------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (g) Termination of Employment or Service (Termination for Cause).   Unless
         ------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (h) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i) Issuance of Certificates.  Unless otherwise held in Trust and
         ------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and West Essex Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of West Essex Bancorp, Inc. located at 417 Bloomfield Avenue, Caldwell, New Jersey 07006.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          (iii) If a recipient of a Stock Award is subject to the provisions of
                Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends.  To the extent Stock Awards are held in Trust and
         --------------------
registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) Voting of Stock Awards.  After a Stock Award has been granted but for
         ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m) Payment.   Payment due to a Participant upon the redemption of a Stock
         -------
Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.
     ------------------

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.  DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  METHOD OF EXERCISE OF OPTIONS.
     -----------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required approval by the Office of Thrift Supervision.

15.  TAX WITHHOLDING.
     ---------------

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with OTS and Internal Revenue Service ("IRS") regulations or October 8, 1999, whichever is earlier. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

19.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.  COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION REGULATIONS.
     --------------------------------------------------------

      Notwithstanding any other provision contained in this Plan:

     (a) No Award under the Plan shall be made which would be prohibited by 12 CFR (S)563b.3(g)(4);

     (b) Unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duly called meeting of stockholders to consider the Plan, as required by 12 CFR
         (S)563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Bank's reorganization.

     (c) No Option or Stock Award granted prior to one year from the date of the Bank's reorganization shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

     (d) No Option or Stock Award granted to any individual Employee prior to one year from the date of the Bank's reorganization may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

     (e) No Option or Stock Award granted to any individual Outside Director prior to one year from the date of the Bank's reorganization may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

     (f) The aggregate amount of Option or Stock Award granted to all Outside Directors prior to one year from the date of the Bank's reorganization may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

                                REVOCABLE PROXY
                            WEST ESSEX BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 21, 1999
                            10:00 a.m. Eastern Time
                        _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of the Board of Directors of West Essex Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 21, 1999, at 10:00 a.m. Eastern Time, at the Radisson Hotel, Route 46, Fairfield, New Jersey, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

               David F. Brandley              Everett N. Leonard

                                                        FOR ALL
               FOR            VOTE WITHHELD             EXCEPT
               ---            -------------             ------

               [_]                 [_]                    [_]

     INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

________________________________________________________________________________


     2. The approval of the West Essex Bancorp, Inc. 1999 Stock-Based Incentive Plan.

          FOR                 AGAINST              ABSTAIN
          ---                 -------              -------

          [_]                   [_]                  [_]


     3. The ratification of the appointment of Radics & Co., LLC as independent auditors of West Essex Bancorp, Inc. for the fiscal year ending December 31, 1999.

          FOR                 AGAINST              ABSTAIN
          ---                 -------              -------
          [_]                   [_]                  [_]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 17, 1999 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                    Dated:___________________________



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                         _____________________________


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.